TAXATION (Summary of Deferred Income Tax) (Details) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Deferred income tax assets, current
Accruals		$ 804	$ 654
Accrued payroll			1,399
Other differences		$ 1,839	839
Total current deferred income tax assets		2,643	2,892
Less: Valuation allowance		(1,697)	(1,604)
Net current deferred income tax assets	[1]	946	1,288
Deferred income tax assets, non-current
Investment		423	832
Net operating loss carry forwards		$ 5,796	5,426
Other differences			173
Total non-current deferred income tax assets		$ 6,219	6,431
Less: Valuation allowance, non-current		(5,251)	(6,264)
Net non-current deferred income tax assets		968	167
Deferred income tax liabilities, non-current
Intangible assets from business combination		4,678	6,931
Unrealized investment income		2,301	2,228
Total non-current deferred income tax liabilities	[2]	$ 6,979	$ 9,159

[1]	Deferred income tax assets are evaluated on the basis of each operating entity. For any entities which are not to be expected to generate enough taxable income in the future, the Group took full allowance against the net deferred tax assets. For entities in profit in the year of 2015, the Group assesses the likelihood that the Group will recover the deferred tax assets from future taxable income. The total current deferred income tax assets were resulted from deductible advertising expenses, bad debt provision, and accruals. The total non-current deferred income tax assets were resulted from long-term investment impairment and net operating losses.
[2]	All of the VIEs' assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 1(e)).